SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) July 31, 2002
      ---------------------------------------------------------------------

                               SKINTEK LABS, INC.
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                             0-23532                65-0636277
 ----------------------------------------------------------------------------
(State or other jurisdiction            (Commission               (IRS
Employer
     of incorporation)                    File No.)
Identification No.)


                              1400 Quail Street, Suite 138
                               Newport Beach, California 92660
                     ---------------------------------------------------
                     Address of Principal Executive Offices

            2700 North 29th Avenue, Suite 305, Hollywood, Florida 33020
                           -------------------------------------------
                                     Former Address

Registrant's telephone number, including area code (949) 250-1147
                                                   ---------------

Item 1.       Changes in Control of Registrant.
Item 2.     Acquisition or Disposition of Assets

Effective at closing on July 31, 2002, the Registrant acquired 90% of the outstanding shares of Hunno Technologies, Inc., (?Hunno?) a Korean corporation engaged in developing and marketing fingerprint identification technology. The acquisition was effected pursuant to an Exchange Agreement dated July 22, 2002 between the parties and the exchange (the Exchange?) of shares by 90% of the Hunno shareholders for 14,850,000 shares of the Registrant?s common stock. Immediately prior to the acquisition, there were outstanding 12,024,102 shares of the Registrant?s common stock, of which 8,500,000 shares were cancelled, resulting in 3,524,102 shares held by pre-Exchange holders of common stock, and a total of 18,374,102 shares outstanding following consummation of the Exchange.

The number of share held by each of the directors, executive officers and each person who holds more than 5% of the outstanding shares of the Registrant is as follows. The address of each person is care of the Registrant


Name                                         Number of Shares                             Percent

Kim Sang-Gyun
Chairman, Ceo and President                  4,380,761                                    24.1%

Seo Bo Kun
Chief Financial Officer                      --                                                      --

Kim Seo
Director                                     --                                                      --

Paeng Moon-Bo
Director                                     1,453,513                                               8.0%

Lawrence Hartman
Director                                     --                                                      --


All executive
officers and
directors                                    5,834,274                                    32.1%
as a group (5
persons)




The following persons were elected as directors and/or officers of Registrant in connection with the acquisition:

Directors: Kim Sang-Gyun, Kim Seo, Paeng Moon-Bo and Lawrence Hartmen.
Officers: Kim Sang-Gyun, Chairman,
President and CEO, Seo Bo Kun, Chief Financial Officer.


Item 2.       Acquisition or Disposition of Assets.


The description contained herein of the Hunno acquisition is qualified in its entirety by reference to the Agreement which is attached hereto as Exhibit 2.1 and incorporated herein by reference.


Item 7.       Financial Statements and Exhibits.

(a)    Financial Statements and ProForma Financial Information.

       The  audited  financial   statement  of  Hunno  are filed herewith.

(c)    Exhibits.

       The following exhibits are filed herewith:

                           Exhibit No.               Description
                           -----------               -----------

          2.1 Exchange Agreement between the Registrant and Hunno Technologies, Inc. dated July 22, 2002.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SKINTEK LABS, INC.



                                           By: /s/Kim Sang-Gyun
                                               --------------------
         August 9, 2002                            Kim Sang-Gyun
                                                    Chairman

                                            HUNNO TECHNOLOGIES, INC.


                                     REPORT ON AUDITS OF FINANCIAL STATEMENTS

                                  FOR THE YEARS ENDED DECEMBER 31, 2000 AND 2001

                                             PREPARED UNDER ACCOUNTING
                                           PRINCIPLES GENERALLY ACCEPTED
                                          IN THE UNITED STATES OF AMERICA




                                          SONGHYUN ACCOUNTING CORPORATION






                                                     CONTENTS

                                                                                                      Page

I.       Independent Auditor's Report............................................................        1


II.      Financial Statements

         1.       Balance Sheets.................................................................        2

         2.       Statements of Income...........................................................        4

         3.       Statements of Changes in Stockholders' equity                                          5

         4.       Statements of Cash Flows.......................................................        6


III.     Notes to Financial Statements...........................................................        9


To the Board of Directors and Shareholders of HUNNO TECHNOLOGIES, INC.

We have audited the accompanying balance sheets of HUNNO TECHNOLOGIES, INC. (the "Company") as of December 31, 2001 and 2000, and the related statements of operations, comprehensive income (loss), stockholders' equity and cash flows for the years then ended, all expressed in Korean Won. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HUNNO TECHNOLOGIES, INC. as of December 31, 2001 and 2000, and the results of its operations, the changes in its retained earnings (or deficit) and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.




Seoul, Korea
March 21, 2002




                            Hunno Technologies, Inc.
                                 BALANCE SHEETS
                        As of December 31, 2001 and 2000



                                                                          In Thousand of                      In Thousands of
                                                                            Korean Won                   U.S. Dollars (Unaudited)


                                                                     2001               2000              2001              2000



ASSETS
Current Assets:
      Cash and cash equivalents (Notes 2 and 3)                 W      227,083     W      125,313    $          171   $           94
      Bank savings accounts (Note 3)                                   149,000            144,589               112              109
      Short-term fund investments (Note 4)                             148,817                 --               112               --
      Trade receivables (Note 2)                                     4,208,262          1,335,654             3,173            1,007
           Less allowance for doubtful accounts                       (42,083)           (13,357)              (32)             (10)


           Net trade receivables                                     4,166,179          1,322,297             3,142              997

      Inventories (Note 2)
      Merchandise                                                           --            426,385                --              322
      Finished goods                                                 2,905,864          2,522,108             2,191            1,902
      Raw materials                                                    678,157                 --               511               --
      Total inventory                                                3,594,021          2,948,493             2,710            2,223



      Other current assets (note 7)                                    296,952            716,669               224              540


           Total current assets                                      8,582,052          5,257,361             6,472            3,965



Long-term investments
      Investment in stock (available-for-sale Notes 2 and 4)           249,102          1,439,300               188            1,085
      Investment in bonds (held to maturity Notes 2 and 4)              13,000                 --                10               --
      Long-term Loans                                                   75,010             23,700                57               18
      Security deposits (note 8)                                       652,961            328,504               492              248


           Total long-term investments                                 990,073          1,791,504               747            1,351



Property, plant and equipment
      Machinery and equipment                                           59,229             58,750                45               44
      Vehicle and transportation equipment                              40,002             40,002                30               30
      Office equipment                                                 942,328            389,311               711              294
      Furniture and Fixtures                                           179,809            179,809               136              136
      Less accumulated depreciation (Note 9)                         (723,977)          (342,624)             (546)            (258)
           Total property, plant and equipment                         497,391            325,248               375              245


Intangible assets (Notes 2 and 5)


      Industrial property                                               25,105             28,243                19               21



TOTAL ASSETS                                                    W   10,094,621     W    7,402,357    $        7,612   $        5,582


      Continued:






                            Hunno Technologies, Inc.
                           BALANCE SHEETS - Continued
                        As of December 31, 2001 and 2000



                                                                          In Thousand of                      In Thousands of
                                                                            Korean Won                   U.S. Dollars (Unaudited)


                                                                     2001               2000              2001              2000


Liabilities and stockholders' equity

Current liabilities:
      Trade accounts payable (Note 2)                           W       33,000     #           --    $           25   $           --
      Other accounts payable                                            28,597          1,065,613                22              804
      Accrued expenses                                                  18,478              9,254                14   7
      Short term Borrowings (Note 11)                                2,569,174          1,409,173             1,937            1,063
      Current portion of long-term debts                                28,500                 --                21               --
      Other current liabilities (Note 10)                               14,689             16,795                11               13


           Total current liabilities                                 2,692,438          2,500,835             2,030            1,887



Noncurrent liabilities:
      Convertible bond (Notes 2 and 13)                              7,562,895          2,214,955             5,703            1,670
      Long-term borrowings (Note 12)                                   267,500            306,000               202              231
      Severance Retirement Benefits (Notes 2 and 14)                   138,914             92,868               105               70


           Total long-term liabilities                               7,969,309          2,613,823             6,010            1,971


      Total liabilities                                         W   10,661,747     W    5,114,658    $        8,040   $        3,857



Stockholders' equity
      Capital stock (Note 16)
           Common Stock, W 5,000 par 6,000,000 authorized
           912,220 issued, 11 held in treasury                  W    4,561,100     W    4,133,750    $        3,439   $        3,117

      Additional paid-in capital from
           Paid-in capital in excess of par value                      517,433            819,444               390              618
           Stock options outstanding                                    80,160             80,160                60               60
             Less deferred compensation cost                          (50,315)           (63,673)              (38)             (48)


             Total additional paid-in capital                          542,278            835,931               413              630



           Retained earnings (Accumulated deficit)                 (5,675,449)        (2,681,927)           (4,280)          (2,022)


      Total stockholders' equity                                     (567,071)          2,287,754              (428            1,725


           Less treasury stock at cost                                    (55)               (55)                 0                0
      Total liabilities and stockholders' equity                W   10,094,631     W    7,402,357    $        7,612   $        5,582








                 See accompanying notes to financial statements


                            Hunno Technologies, Inc.
                                INCOME STATEMENT
                 For the years ended December 31, 2001 and 2000


                                                                          In Thousand of                      In Thousands of
                                                                            Korean Won                   U.S. Dollars (Unaudited)


                                                                     2001               2000              2001              2000


Sales                                                       W       10,286,334             W9,223,443         $7,757          $6,955

Cost of sales                                                        6,278,637          6,036,060             4,735            4,552


Gross profit                                                         4,007,697          3,187,383             3,022            2,404



Operating expenses (Notes 5, 17 and 19)
Selling and administrative expenses                                  4,573,403          3,623,296             3,449            2,732


Operating income (loss)                                              (565,706)          (435,913)             (427)            (329)



Other revenues and gains
      Interest income                                                   64,969             67,934                49               51
      Rental income                                                         --              5,071                --                4
      Gain on disposition of marketable securities                          --            250,000                --              189
      Realized gain on foreign currency transaction                        718              3,071                 1                2
      Unrealized gain on foreign currency transaction (Note 18)36,179       --                27               --
      Miscellaneous                                                      6,222                145                 5               --


      Total other revenue and gains                                    108,088            326,221                82              246



Other expenses and losses
      Interest expenses                                              (817,825)          (285,891)             (617)            (216)
      Other amortization expense                                     (440,998)                 --             (332)               --
      Realized impairment loss on available-for-sale
        securities                                                 (1,015,736)                 --             (766)               --
      Realized loss on sale of available for sale
        securities                                                   (260,000)                 --             (196)               --
      Commission on engagement of investment                                --          (223,004)                --            (168)
      Realized loss on foreign currency transaction                       (41)           (13,186)                --             (10)
      Unrealized loss on foreign currency transaction                    (844)                 --               (1)               --
      Miscellaneous                                                      (459)            (4,414)                --              (3)


Total other expenses and losses                                    (2,535,904)          (526,495)           (1,912)            (397)



Loss from continuing operations before tax                         (2,993,522)          (636,187)           (2,257)            (480)



Income tax expense (Note 2)                                                 --                 --                --               --



Net loss                                                            (2,993,522          (636,187)           (2,257)            (480)







                 See accompanying notes to financial statements.




                            Hunno Technologies, Inc.
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                      For the year ended December 31, 2000


                                                                                                          In Thousands of Korean Won

                                                                  Additional          Retained
                                                  Common            Paid-in           earnings          Treasury
                                                   Stock            Capital          (deficits)           Stock             Total


Balance, January 1, 2000                       W     4,010,000          (21,896)       (2,045,740)             (55)        1,942,309
Net income (loss)                                           --                --         (636,187)               --        (636,187)
Proceeds from issuance of shares                       123,750           819,444                --               --          943,194
Increase from stock option                                  --            16,487                --               --           16,487
Change in discounts on stock issuance                       --            21,896                --               --           21,896


Balance, December 31, 2000                     W     4,133,750  W        835,931       (2,681,927)             (55)        2,287,699





                      For the year ended December 31, 2001
                                                                                                          In Thousands of Korean Won

                                                                  Additional          Retained
                                                  Common            Paid-in           earnings          Treasury
                                                   Stock            Capital          (deficits)           Stock             Total


Balance, January 1, 2001                       W     4,133,750  W        835,931       (2,681,927)             (55)        2,287,699
Net income (loss)                                           --                --       (2,993,522)               --      (2,993,522)
Proceeds from issuance of shares                       427,350         (302,011)                --               --          125,339
Increase from stock option                                  --            13,358                --               --           13,358


Balance, December 31, 2001                           4,561,100           547,278       (5,675,449)             (55)        (567,126)






















                 See accompanying notes to financial statements.


                            Hunno Technologies, Inc.
                            STATEMENTS OF CASH FLOWS
                 For the years ended December 31, 2001 and 2000


                                                                          In Thousand of                      In Thousands of
                                                                            Korean Won                   U.S. Dollars (Unaudited)


                                                                     2001               2000              2001              2000


I.    CASH FLOWS FROM OPERATING ACTIVITIES

1.    Net Income (Loss)                                         W  (2,993,522)     W    (636,187)    $      (2,257)   $        (480)

2.    Addition of expenses not involving
        cash outflows
           Bad debt expense                                            595,256             11,995               449                9
           Investment securities impairment loss                     1,015,736                 --               766               --
           Loss on disposition of investment assets                    260,000                 --               196               --
           Depreciation                                                401,925            243,047               303              183
           Amortization of intangible assets                             3,138              3,138                 2                2
           Other bad debt expense                                      440,998                 --               333               --
           Interest payable of long-term                               479,463            219,111               362              165
           Retirement allowance                                        109,147             59,421                82               45
           Others                                                       13,358             16,487                10               12


                                                                     3,319,020            553,199             2,503              417



3.    Deduction of revenues not involving cash inflows
           Gain on foreign currency translation                       (36,179)                 --              (27)               --
           Gain on disposition of marketable securities                     --          (250,000)              (27)            (189)


                                                                      (36,179)          (250,000)              (27)            (189)



4.    Changes in assets and liabilities resulting
        from operations
           Decrease (Increase) in trade receivables                (3,402,958)        (1,196,251)           (2,566)            (902)
           Decrease (Increase) in inventories                        (645,528)         (2,768,329             (487)          (2,088)
           Decrease (Increase) in other current assets                  63,718          (375,430)                48            (283)
           Increase (Decrease) in trade payables                        33,000                 --                25               --
           Increase (Decrease) in other payables                   (1,037,017)            986,813             (782)              744
           Increase (Decrease) in accrued expenses                       9,223           (16,976)                 7             (13)
           Payment of retirement pay                                  (63,099)            (3,000)              (48)              (2)
           Increase (Decrease) in other current liabilities            (2,106)             12,929               (2)               10


                                                                   (5,044,767)        (3,360,244)           (3,804)          (2,534)


           Total (1+2+3+4)                                         (4,755,448)        (3,693,232)           (3,586)          (2,785)







Continued:





                            Hunno Technologies, Inc.
                       STATEMENTS OF CASH FLOWS, Continued
                 For the years ended December 31, 2001 and 2000


                                                                          In Thousand of                      In Thousands of
                                                                            Korean Won                   U.S. Dollars (Unaudited)


                                                                     2001               2000              2001              2000


II.   CASH FLOWS FROM INVESTING ACTIVITIES
      Decrease (Increase) in short-term financial instrument           (4,411)           (33,089)               (3)             (25)
      Decrease (Increase) in short-term loans                         (85,000)                 --              (64)               --
      Decrease (Increase) in marketable securities                   (148,816)            570,000             (112)              430
      Decrease (Increase) in investment securities                    (98,538)          (581,700)              (74)            (439)
      Decrease (Increase) in guarantee deposits                      (324,456)           (27,204)             (245)             (21)
      Decrease (Increase) in long-term loans                           (51,310            (3,950)              (39)              (3)
      Decrease (Increase) in machinery and equipment                     (480)            (6,627)               (0)              (5)
      Decrease (Increase) in industrial property                            --           (27,528)                --             (21)
      Decrease (Increase) in office installation                            --            (4,600)                --              (3)
      Decrease (Increase) in office equipment                        (573,588)          (315,103)             (433)            (238)


                                                                   (1,286,599)          (429,801)             (970)            (324)



III.  CASH FLOWS FROM FINANCING ACTIVITIES
      Increase (Decrease) in short-term borrowings                   1,160,001          1,409,172               875            1,063
      Increase (Decrease) in long-term borrowings                     (10,000)          (322,313)               (8)            (243)
      Increase (Decrease) in dividend payable                               --                 --                --               --
      Increase (Decrease) in debenture                                      --                 --                --               --
      Increase (Decrease) in bond with warrants                      5,000,000                 --             3,770               --
      Increase (Decrease) in stock issue costs                         (6,184)                 --               (5)               --
      Increase (Decrease) of capital stock by
           payment in cash                                                  --            965,090                00              728


                                                                     6,143,817          2,051,949             4,633            1,547



IV.   INCREASE (DECREASE) IN CASH (I+II+III)                           101,770        (2,071,084)                77          (1,562)



V.    CASH AT BEGINNING OF YEAR                                        125,313          2,196,397                94            1,656

VI.   CASH AT END OF YEAR                                       W      277,083     W      125,313    $          171   $           94



                    Cash payment for interest and income tax

Cash paid (refunded) for income tax:                                   (5,201)             11,542               (4)                9


Cash paid for interest                                                 817,823            285,178               617              215




                               Non-cash Activities
                           (See accompanying Note 20)

                                             HUNNO TECHNOLOGIES, INC.

                                           Notes to Financial Statements

                                            December 31, 2001 and 2000

1.       Description of the Company

Hunno Technologies, Inc. (the "Company") is a venture company for the business of fingerprint identification technology among Biometrics industry established in May 1997 under the laws of the Republic of Korea. The Company's key developments are in its unique fingerprint identification algorithon and the state-of-the-art optical-based fingerprint identification module together with the first chip-based fingerprint module in the worldwide. The Company is currently engaged in providing PC security device, access control system and home security products based on its unique fingerprint identification technology developed by the Company.

In the meanwhile, it has changed the Company's name from Jeil FDate System Co.,
 Ltd. to Hunno Technologies,
Inc. after its movement to 705-18, Yeoksam-Dong, Kangnam-Ku, Seoul.

The authorized number of shares is shown 6,000,000 shares (par value: W5,000) and the Company's capital has been increased to W 4.561 million as of December 31, 2001 through several times of capital increase.

According to the Articles of Incorporation of the Company, the preferred shares shall be of non-voting type and can be issued within the number of 1,500,000 shares. Preferred shares shall be entitled to receive dividends at a rate equal to, or higher than, 2% but not exceeding 20% per annum based on par value, and the dividend ratio shall be determined by the Board of Directors at the time of issuance. In case of the payment of prescribed dividends, the Company can issue preferred shares with the duration of 5 years and the shares shall be converted to common shares upon termination. As of December 31, 2001, the issuance of preferred shares does not occur to the Company.

The Company may, by a special resolution of the shareholders' general meeting, grant share purchase option rights tot he Company officers and employees within an amount not exceeding 15/100 of the total shares issued and outstanding. The number of officers and employees granted with the share purchase option rights shall not exceed 90/100 of the total incumbent officers and employees. As of December 31, 2001, the number of share purchase option rights granted in 77.750 shares.

The Company may issue convertible bonds which can be converted to common shares or preferred shares, and bonds with subscription warrant which can be exercised to common shares or preferred shares within W 20,000 million and W 5,000 million, respectively. As of December 31, 2001, the outstanding amount of convertible bonds shows W 6,800 million.

2. Summary of Significant Accounting Policies and Basis of Presenting Financial Statements

The significant accounting policies followed by the Company in preparation of the accompanying financial statements are summarized below.

         (a)      Basis of Presentation

         Hunno Technologies, Inc. maintains its legal books of accounts in accordance with accounting principles generally accepted in the Republic of Korea ("Korean GAAP"). However, the financial statements have been prepared in a manner, and reflect the adjustments which management believes are necessary, to conform them with accounting principles generally accepted in the United States of America ("US GAAP").

2. Summary of Significant Accounting Policies and Basis of Presenting Financial Statements - Continued

         (b)      Basis of Translating Financial Statements

         The financial statements are expressed in Korean Won and, solely for the convenience of the reader, have been translated into U.S. dollars are the rate of W 1,32610 to US $1, the basic exchange rate on December 31, 2001. These translations should not be construed as a representation that any or all of the amounts shown could be converted into US dollars at this or any other rate.

         (c)      Cash Equivalents

         Cash equivalents consist of demand deposits. For the purpose of the statements of cash flows, the Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

         (d)      Allowance for Doubtful Accounts

         Allowance for doubtful accounts is estimated based on an analysis of individual accounts and past experience of collection of trade receivables and other receivables included in other current assets and investments.

         (e)      Marketable Securities and Investments

         Investment in affiliated companies where the Company has the ability to exercise significant influence, are accounted for by the equity method of accounting. Investments in other investee companies are accounted for using the cost method of accounting.

         The  Company   classifies  its  marketable   investments   included  in
         "marketable securities" and "investment" into three categories and accounts for such securities as follows:

                  (degree) Debt  securities that the enterprise has the positive intent and ability hold to maturity are classified as held-to-maturity securities and reported at amortized cost.

                  (degree) Debt and equity  securities  that are bought and held primarily for the purpose of selling them in near future are classified as trading securities and reported at fair value, with unrealized gains and losses included in current operations.

                  (degree) Debt  and  equity   securities   not   classified  as
                           held-to-maturity securities or trading securities are classified as available-for-sale securities and reported at fair value, with unrealized gains and losses excluded in current operations and reported in other comprehensive income (loss) as a separate component of stockholders' equity.

                  The Company classified its marketable investments included in "marketable securities" as trading securities and its marketable investments included in "investments" as available-for-sale and heldto-maturity securities at December 31, 2001 and 2000. Gross proceeds from the sale of such securities are separately classified on the statements of cash flow. Equity securities included in "investments" that are not publicly traded are carried at cost.

2. Summary of Significant Accounting Policies and Basis of Presenting Financial Statements - Continued

         (e)      Marketable Securities and Investments - Continued

                  The Company has a policy to regularly review its investments for declines in fair value below the amortized cost basis and if such declines in fair value of individual investments are considered to be other than temporary, an other than temporary impairment loss if considered to have occurred. In cash of such declines in fair value, the cost basis of the individual security is written down to fair value as a new cost basis, and the amount of the write down is included in the result of operation (that is, accounted for as a realized loss). The new costs basis is not changed for subsequent recoveries in fair value. Subsequent increase in fair value of available-for-sale securities is included in the related separate component of equity.

         (f)      Value-Added Taxes

         Under the Korean value added tax ("VAT") system, the Company pays a 10 VAT on the purchase of most goods and services, and receives VAT from its customers equal to 10% of revenue. To the extent the Company has paid its suppliers and vendors more VAT than it has received from its customers, the net amount is recorded as prepaid value-added taxes. if more VAT is received from customers than is paid to vendors and suppliers, the net amount is recorded as a current liability.

         (g)Inventories

         The Company's inventories are stated at the lower of cost or market value, with cost being determined by using the first-in first-out method.

         (h)      Property, Plant and Equipment

         Property, Plant and Equipment are stated at acquisition cost. Improvements that significantly extend the life of an asset or add to its productive capacity are capitalized. Expenditures for routine maintenance and repairs are changed to expense when incurred. Depreciation is computed by using declining balance method using rate based on useful lives of the respective assets, 5 year has been used as estimated useful lives for the Company's asset ant 0.451 ration was applied.

         (i)      Intangible Assets

         Intangible assets are stated at cost less accumulated amortization and impairment losses. Intangible assets are amortized using the straight-line method for a reasonable period based on the nature of the asset.

         (j)      Stock based compensation

         The Company applies the minimum value method of accounting prescribed by SFAS No. 123 "Accounting for Stock-Based Compensation" in accounting for its fixed plan stock options. The computed amount of minimum value are amortized over the service periods using straight-line method and included in current earnings.

         (k)      Discounts (Premium) on Bonds

         Discounts (premium) on debentures issued, which represent the difference between the face value of debentures issued and the issuance price of debentures, are amortized on the effective interest method over the life of the debentures. The amount amortized is included in interest expense.

2. Summary of Significant Accounting Policies and Basis of Presenting Financial Statements - Continued

         (l)      Accrued Severance Indemnities

         Employees who have been with the Company for more than one year are entitled to lump sum payments based on current rates of pay and length of service when they leave the Company. The Company's estimated liability under the plan which would be payable if all employees left on the balance sheet date is accrued in the accompanying balance sheets.

         (m)      Income Taxes

         Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

         Because of the Company's cumulative deficits in recent years, valuation allowance is necessary for deferred tax asset account and no provision of income tax is necessary. The detailed disclosures for deferred tax assets and liabilities are omitted in these statements for cost-benefit.

         (n)      Comprehensive income

         The  Company   applies  the  provisions  of  SFAS  NO.  130  "Reporting
         Comprehensive Income" with respect to the reporting and display of comprehensive income and its components for each periods presented. The information is presented in the accompanying statements of income and comprehensive income is not presented because there is no "other comprehensive income."

         (o)      Foreign Currency Transactions

         Monetary assets and liabilities denominated in foreign currencies are translated into Korean Won at the balance sheet date, with the resulting gains and losses recognized in current results of operations. Monetary assets and liabilities denominated in foreign currencies are translated into Korean Won at W1,32510 to US $1, the rate of exchange on December 31, 2001 that is permitted by the Financial Accounting Standards.

         (p)      Fair Value of Financial Instruments

         The following  methods and  assumptions  were used to estimate the fair
         value  of  each  class  of  financial   instruments  for  which  it  is
         practicable to estimate that value;

         (i) Cash and cash equivalents, marketable securities, accounts receivable and short-term borrowings

                  The carrying amount approximates fair value because of the nature and short maturity of those instruments.

         (ii)     Marketable securities and investment securities

                  The fair value of market-traded investments is estimated based on quoted market prices for those or similar investments. For other investments for which there are no quoted market prices, a reasonable value could not be made without incurring excessive costs.

2. Summary of Significant Accounting Policies and Basis of Presenting Financial Statements - Continued

         (p)      Fair Value of Financial Instruments - Continued

         (iii)    Long-term debts and bonds

                  The fair value of long-term debts and bonds are estimated based on quoted market prices for same or similar issues or based on the current rates offered for debt of the same remaining maturities.

         (q)      Use of estimates

         The preparation of financial instruments in accordance with generally accepted accounting principles requires management to make estimate and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

         (r)      Basis of Translating Financial Statements (Unaudited)

         The financial statements are expressed in Korean Won and, solely for the convenience of the reader, the December 31, 2001 financial statements have been translated into United States dollars at the rate of W 1,32610 to US $1, the rate of exchange on December 31, 2001 that is permitted by the Financial Accounting Standards. The translation should not be construed as a representation that any or all of the amounts shown could be converted into U.S. dollars at this or any other rate.

3.       Cash & cash equivalents and Bank savings accounts

Cash and cash equivalents as of December 31, 2001 and 2000 are summarized as follows (in thousands of Korea Won):

                                                   2001                      2000


         Cash on hand                       W              749         W             130
         Demand deposit                                375,333                   269,772


                                                       376,083                   269,902


         Bank savings accounts                         149,000                   144,589

4.       Investment Securities

         4-1      Classification of Investment Securities

         Investment securities as of December 31, 2001 are summarized as follows (in thousands of Korea Won):

                 Classification                    Description                        2001



         Investment in stocks               Unmarketable Securities            W          249,101

         Investment in Bonds                Government bonds                                3,000
                                            Subordinated bonds                             10,000

         Short-term fund investments        Beneficiary Certificates                      148,816


                                                                               W          410,918



         4-2      Unmarketable Equity Securities

                                    Percentage of      Acquisition      Net Assets            Book
               Company Name           Ownership           Cost             Value              Value


         (cost method...Available-for-sale)

         Geto Korea Co., Ltd.  4.1%             W857,600         W64,477            W64,477
         UniSecurity, Inc.                   4.7%          281,700             59,086               59,086

         (Equity method)
         PT Hunno Integrasi                 33.3%          125,538            125,507              125,507

5.       Research and Development Costs

The Company charges all research and development costs to expenses as incurred. The Company incurred research and development costs of W 1,752,636,855 and W 1,619,004,828 for the years ended December 31, 2001 and 2000, respectively.

6.       Insurance

As of December 31, 2001, the Company maintains insurance policies covering loss and liability arising from automobile accidents and employee accident insurance.

7.       Other current assets
                                                   2001                      2000

         Accounts
         Accrued revenues                   W           11,731         W           2,820
         Other receivables                              40,185                   438,118
         Advance payments                              181,230                   255,233
         Prepaid expenses                                9,697                     8,394
         Prepaid value-added taxes                      47,206                        --
         Tax refund receivable                           6,902                    12,104


         Total other current assets         W          269,952         W         716,669



8.       Security deposits

                                                   2001                      2000

         Accounts
         Refundable leasehold deposits      W          652,846         W         300,000
         Other deposits                                     --                       500
         Money on deposit                                  115                    27,924
         Telephone deposit                                  --                        80


         Total security deposits            W          652,961         W         328,504


9.       Accumulated depreciation

                                                   2001                      2000

         Accounts
         Machinery and equipment            W           48,574         W          40,018
         Vehicle and transportation equipment           30,664                    22,993
         Other equipment                               507,786                   177,866
         Furniture and fixtures                        136,953                   101,747


         Total security deposits            W          723,977         W         342,624



10.      Other current liabilities

                                                   2001                      2000


         Accounts
         Withholding payables               W           13,739         W          16,765
         Security deposits                                 950                        --


         Total other current liabilities    W          136,953         W         101,747



11.      Short-term Borrowings

         The outstanding for the years ended December 31, 2001 and 2000 are summarized as follows (in thousands of Korea Won):

                                                   2001                      2000


         Kookmin Bank                       W          169,174         W         183,172
         Chohung Bank, etc.                          2,400,000                 1,226,000


                                            W        2,569,174         W       1,409,172



12.      Long-term Borrowings

         The outstanding for the years ended December 31, 2001 and 2000 are summarized as follows (in thousands of Korea Won):

                                                   2001                      2000


         Chohung Bank, etc.                 W          279,000         W         289,000
         SMBA                                           17,000                    17,000


                                            W          296,000         W         306,000


         * Current portion                              28,500
         * Non-current portion                         267,500                   306,000

[Redemption schedule for next 6 years]
         2002:   28,500
         2003:   70,500
         2004:   62,000
         2005:   62,000
         2006:   52,000
         2007:   21,000

13.      Debentures and Convertible Bonds

         Convertible Bonds as of December 31, 2001 and 2000 are summarized as follows (in thousands of Korea Won):


                                                                                               Amount
    No.       Issuing Date             Maturity         Coupon     Compensation       2001               2000

    1st        Oct. 24, 1998         Oct. 24, 2001         6%            15%               --            100,000
    2nd        Jul. 27, 1999         Dec. 31, 2002         1%            12%        1,800,000          1,800,000
    3rd        May 15, 2001          May 15, 2004          3%          10.5%        5,000,000                 --


                                     TOTAL                                          6,800,000          1,900,000

The 2nd convertible bonds are convertible into common stock from the date after issuance date (Jul 28, 1999) until the day before maturity date (Dec. 30, 2002). The 3rd bonds are convertible into common stock from May 12, 2002 to May 15, 2004. At initial issuance of these bonds, the conversion prices were W 20,000 and W 23,000 (In the case of dilution, price adjustments would be made.) for 2nd and 3rd convertible bonds, respectively. All of the 1st convertible bonds were converted in 2001.

14.      Retirement and Severance Benefits

Retirement and severance benefits as of December 31, 2001 are summarized as follows (in thousands of Korea Won):

                                                   2001


         Liability at beginning of year     W           92,868
         Provision for the year                        109,146
         Payment for the year                           63,099


                                            W          138,914



15.      Guarantee Provided by Others

The payment guarantee for the Company provided by Korea Technology Credit Guarantee Fund ("KTCGF") as of December 31, 2001 are summarized as follows (in thousands of Korea Won):

                                                   Guaranteed                      Guaranteed
                    Guarantor                        Amount                         Contents


         KTCGF                              W                  5,000,000       Primary CBO (Convertible Bond)
         KTCGF                                                   850,000       Short-term borrowings


                                            W                  5,850,000






16.      Capital Stock

Authorized stocks, outstanding stocks and par value as of December 31, 201 and 2000 are as follows:

                 Classification                       2001                            2000


         Authorized stock                               6,000,000 shares         6,000,000 shares
            Preferred stock                           (1,500,000) shares       (1,500,000) shares
         Par value
            Common stock                                       5,000 won                5,000 won
            Preferred stock                                    5,000 won                5,000 won
         Outstanding stock
            Common stock                                  912,220 shares           826,750 shares
            Preferred stock                            __________ shares          ________ shares

17.      Selling and general and administrative expenses

                    Accounts                          2001                            2000


         Salary                             W                    720,015       W          578,522
         Bonus                                                    33,792                       --

         Miscellaneous salary                                     17,637                    9,020
         Severance expense                                       104,235                   55,337
         Employee benefits                                       204,403                  104,640
         Travel                                                  127,117                  106,990
         Meals and entertainment                                 121,023                   32,380
         Telephone                                                35,604                   33,274
         Utilities                                                    --                       20
         Dues and taxes                                           44,509                   40,202
         Depreciation                                            327,189                  230,184
         Rent                                                     44,041                   17,059
         Repairs and maintenance                                  15,306                   11,271
         Insurance                                                 6,686                      385
         Automobile maintenance                                    9,352                   16,083
         Research and development                              1,752,637                1,619,005
         Transportation                                           20,580                   11,800
         Training and education                                    1,147                   15,197
         Printing and Books                                       58,570                   50,397
         Office supplies                                           8,928                    1,600
         Other supplies                                           13,702                   14,072
         Commissions                                             229,494                   82,223
         Advertising                                              22,035                  380,774
         Bad debt expense                                        595,256                   11,996
         Amortization of intangibles                               3,138                    3,138
         Miscellaneous expenses                                      240                      280
         Recruiting                                               11,045                   31,400
         Operating management                                         --                  149,560
         Stock option expense                                     13,358                   16,487
         Events, promotion                                        32,362                       --


         Total operating expense            W                  4,573,403       W        3,623,296


18.      Unrealized transaction gain on assets denominated in foreign currency

                                                                        Unrealized
                                                                        Transaction         Exchange
                  Account               US $                W              Gain               Rate


         Trade Accounts
            receivable             $      825,464   W1,095,973,910   W     36,179,295   W      1,326,10/$1

19.      Stock Option

The Company granted employee stock option in 1999 and 2000. Exercise period is for one year starting after 3 years of grant date and if there is any dilution of stock value, the exercise price and number of exercisable amounts will be adjusted.

The Company computes stock option expense using "minimum value method" under SFAS 123 "Accounting for Stock-Based Compensation."

         (degree)        Market price at grant date:  W5,000
         (degree)        Present value of exercise price:  W3,969
                  (risk free interest rate: 7.5%, exercise periods:
                   3 years, no expected dividends)
         (degree)        Minimum value per share:  W1,031
         (degree)        Total value for stock option:  W80,160,250

20.      Non-cash activities

The statements of cash flows are stated using indirect methods. Non-cash activities on cash flows statements are listed as follows:


                               Explanation                                                             Amount
  (degree)     Write-off of accounts receivable with allowance for doubtful accounts               W    566,529,970
  (degree)     Write-off of other receivables with allowance for doubtful accounts                      355,998,150
  (degree)     Conversion of convertible bonds into common stock                                        427,350,000
  (degree)     Reclassification of current portion of long-term borrowings                               28,500,000

21.      Risks and uncertainties

Beginning in 1997, Korea and other countries in the Asia Pacific region experienced a severe contraction in substantially al aspects of their economies. Through early 1999, it was widely accepted that the economic situation had stabilized, but not fully recovered from the crisis.

The Korean economy is currently experiencing additional difficulties in delay of restructuring and reforming the industry. These risks and uncertainties may affect the financial position of the Company and its business. The accompanying financial statements do not reflect the impacts from such uncertainties.

22.      Subsequent events

During January, 2002, the Company acquired 780,000 shares of common stock of Simsvalley Co., Ltd. (registered company on KOSDAQ) at W 6,500 per share (total amount of W 5.072 million). Now the Company is the largest shareholder of Simsvalley Co., Ltd. and the Company's president is in charge of CEO of Simsvalley Co., Ltd. too.